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                                                                   Exhibit 23(b)



                         CONSENT OF INDEPENDENT AUDITORS




        We consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated January 23, 1996, with respect to the consolidated financial statements of TRW Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.






                                ERNST & YOUNG LLP



Cleveland, Ohio
January 24, 1997